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                                                                EXHIBIT 10.10(f)


                  AMENDMENT AGREEMENT ("AMENDMENT"), dated as of August __, 2000, to the Amended and Restated Credit Agreement, dated as of March 10, 2000 (as the same may be amended, restated, supplemented and/or modified from time to time in accordance with its terms, the "CREDIT AGREEMENT"), by and between VIASOURCE COMMUNICATIONS, INC. (the "BORROWER") and GENERAL ELECTRIC CAPITAL CORPORATION (the "LENDER"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                  The Borrower has requested the consent of Lender to modify certain interest rate calculations and waive certain prepayments set forth in the Credit Agreement and the Lender is willing to grant such requests.

                  Accordingly, the parties hereto agree as follows:

                  Section 1.        WAIVER

                  The Lender hereby waives the provisions of Section 2.4(g) of the Credit Agreement regarding the mandatory prepayment of the Term Loan.

                  Section 2.        AMENDMENT

                  Section 2.2(a) of the Credit Agreement is hereby amended by
(x) deleting the table for calculation of "Applicable Margin" for Term Loans and
(y) inserting the following substitution therefor:

                           The "APPLICABLE MARGIN" for Term Loans that are Base Rate Loans and LIBOR Rate Loans shall be as follows:

  APPLICABLE MARGIN FOR                          APPLICABLE MARGIN FOR
     LIBOR RATE LOANS                              BASE RATE LOANS
-------------------------                    ---------------------------
           4.0%                                         2.75%
-------------------------                    ---------------------------

                  Section 2.        REPRESENTATIONS AND ADDITIONAL PROVISIONS

                  1. The Borrower represents and warrants that (i) after giving effect to this Amendment, no Default or Event of Default is continuing, (ii) the Borrower has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (iii) the Credit Agreement, as amended by this Amendment, is duly enforceable against the Borrower.




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                  2. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and other Loan Documents are unchanged, and such agreements shall remain in full force and effect and are hereby confirmed and ratified.

                  3. The Borrower shall pay all out-of-pocket expenses incurred by the Lender in connection with the transactions contemplated hereby under this Amendment, including but not limited to fees and expenses of Kaye, Scholer, Fierman, Hays & Handler LLP, counsel to the Lender.

                  4. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the Loan Documents to the Credit Agreement shall mean and refer to, from and after the effectiveness of this Amendment, the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement and the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.

                  5. This Amendment shall be effective upon receipt by the Lender of five fully executed copies hereof.

                  6. This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed signature page hereto.

                  7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                  8. The Borrower also acknowledges that the waiver effectuated on the date hereof shall not establish in any manner a "course of dealings" pursuant to any terms other than the express written terms of the agreement.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    VIASOURCE COMMUNICATIONS, INC.

                                    By:
                                        -----------------------------
                                             Name:
                                             Title:

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:
                                        -----------------------------
                                             Name:
                                             Title:





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